UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2025

Nongfu Shop Digital New Retail Co., LTD.
(Name of Small Business Issuer in its Charter)

Nevada	20-3626387
(State or Jurisdiction of Incorporation or	(I.R.S. Employer Identification No.)
Organization)

No. 3205-3209, South Building, No. 3, Intelligence Industrial Park, No.39 Hulan West Road, Baoshan District, Shanghai, China

(Address of principal executive offices)

86-135-8568-1065

(Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 6, 2025, The Company’s independent registered public accounting firm, KCCW Accountancy Corp. (“KCCW”), resigned and the Company engaged Simon & Edward LLP (“Simon”) as the new independent registered public accounting firm of the Company. The Company’s Board of Directors adopted resolutions on August 5, 2025 to approve the engagement of Simon effective August 6, 2025 .

The audit report of KCCW on the Company’s financial statements for the fiscal year ended December 31, 2024 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that KCCW’s report on the Company’s financial statements for the year ended December 31, 2024 contained an explanatory paragraph stating that there was substantial doubt as to the Company’s ability to continue as a going concern.

In the fiscal year ended December 31, 2024 and in the subsequent interim period through August 6, 2025, the date of dismissal, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KCCW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of KCCW, would have caused KCCW to make reference to the matter in its report on the financial statements for the fiscal year ended December 31, 2024.

The Company has provided KCCW with a copy of the foregoing disclosures and requested that KCCW furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two most recent fiscal years, ended December 31, 2024 and December 31, 2023 and for the period from January 1, 2025 through August 6, 2025, neither the Company nor anyone on its behalf consulted Simon regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Company’s financial statements, nor has Simon provided to the Company a written report or oral advice regarding such principles or audit opinion; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit No.	Description

16.1	Letter dated August 8, 2025 from KCCW Consultancy Corp. to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nongfu Shop Digital New Retail Co., LTD

Date: August 11, 2025	By:	/s/ Daohong Yuan
Name: Daohong Yuan
Title: Chief Executive Officer

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